Exhibit 10.23

                          SECURITIES PURCHASE AGREEMENT

SECURITIES PURCHASE AGREEMENT (the "Agreement"), dated as of July 27, 2007, by and between FREEHAND SYSTEMS INTERNATIONAL, INC., a Delaware corporation (the "Company"), and VISION OPPORTUNITY MASTER FUND, LTD., a Cayman Islands limited company ( "Buyer").

         WHEREAS:

         A. The Company and Buyer are executing and delivering this Agreement and the securities described herein in reliance upon the exemption from securities registration afforded by Rule 506 of Regulation D ("Regulation D") as promulgated by the United States Securities and Exchange Commission (the "SEC") under the Securities Act of 1933, as amended (the "1933 Act").

         B. Subject to the terms and conditions set forth in this Agreement, on the Closing Date (as defined herein), Buyer will purchase from the Company certain senior secured notes, substantially in the form attached as Exhibit A in the principal amount of $1,500,000 (the "Notes"), and warrants, substantially in the form attached as Exhibit B, to purchase 5,000,000 common stock, par value $0.001 per share ("Common Stock") at an exercise price of $0.65 per share ("Warrants"; the Common Stock issuable upon exercise of the Warrants being referred to as the "Warrant Shares").

         C. Contemporaneously with the execution of this Agreement, the Company and Buyer are executing and delivering a Security Agreement, substantially in the form attached as Exhibit C (as the same may be amended, supplemented, restated or modified and in effect from time to time, the "Security Agreement"), pursuant to which the Company and its wholly owned subsidiary, Freehand Systems, Inc., a Nevada corporation ("FSI"), will agree to provide Buyer with a security interest in all of the assets of the Company and FSI, subject to certain exceptions.

         D. Contemporaneously with the execution of this Agreement, FSI is executing and delivering a Guaranty Agreement (as the same may be amended, supplemented, restated or modified and in effect from time to time, the "Guaranty Agreement"), pursuant to which FSI will unconditionally guarantee the Company's performance of its obligations under this Agreement and the Notes.

NOW THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the Company and Buyer agree as follows:

         1.       PURCHASE AND SALE OF NOTES.
                  --------------------------

                  a. Purchase of Notes. Subject to the satisfaction (or waiver) of the conditions set forth in Sections 5 below, on the Closing Date (as defined in Section 1(b)), the Company shall issue and sell to Buyer, and Buyer

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agrees to purchase from the Company (the "Closing"), the Notes for an aggregate purchase price of $1,500,000 (the "Purchase Price") and the Warrants.

                  b. The Closing Date. The date and time of the Closing (the "Closing Date") shall be three (3) Business Days from the date hereof, subject to the satisfaction (or waiver) of all of the conditions set forth herein, or such later date and time as is mutually agreed to by the Company and Buyer. The Closing shall occur at the offices of Baker & McKenzie LLP, 1114 Avenue of the Americas, New York, NY 10036, or at such other place as the Company and Buyer may jointly designate in writing.

                  c. Form of Payment. On the Closing Date, Buyer shall pay to the Company the Purchase Price by wire transfer of immediately available funds in accordance with the Company's written wire instructions, and the Company shall deliver to Buyer the Notes (in such principal amounts as Buyer shall request) (the "Note Certificates") representing the principal amount of the Notes and warrants representing the Warrants, in each case duly executed on behalf of the Company.

         2.       BUYER'S REPRESENTATIONS AND WARRANTIES.
                  --------------------------------------

         Buyer represents and warrants, as of the date of this Agreement, as of the Closing Date, that:

                  a. Organization. Buyer is a corporation, limited liability company or partnership duly incorporated or organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization.

                  b. Authorization; Enforcement; Validity. Each of this Agreement, the Security Agreement and the other agreements entered into and executed by Buyer in connection with the transactions contemplated hereby and thereby has been duly authorized, validly executed and delivered by Buyer and is a valid and binding agreement and obligation of Buyer enforceable against Buyer in accordance with its terms, subject to limitations on enforcement by general principles of equity and by bankruptcy or other laws affecting the enforcement of creditors' rights generally, and Buyer has full power and authority to execute and deliver the Agreement, the Security Agreement and the other agreements and documents contemplated hereby and to perform its obligations hereunder and thereunder.

                  c. Investment Purpose. Buyer is acquiring the Notes, the Warrants, and upon any exercise of the Warrants, will acquire the Warrant Shares issuable upon such exercise thereof (the Notes, the Warrants and the Warrant Shares being collectively referred to herein as the "Securities") for Buyer's own account and not with a view towards to or for sale in connection with distribution. Buyer does not have a present intention to sell any of the Securities, nor a present arrangement (whether or not legally binding) or intention to effect any distribution of any of the Securities to or through any person or entity; provided, however, that by making the representations herein, Buyer does not agree to hold the Securities for any minimum or other specific term and reserves the right to dispose of the Securities at any time in accordance with Federal and state securities laws applicable to such disposition. Buyer acknowledges that it (i) has such knowledge and experience in

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financial and business matters such that Buyer is capable of evaluating the merits and risks of Buyer's investment in the Company, (ii) is able to bear the financial risks associated with an investment in the Securities and (iii) has been given full access to such records of the Company and its subsidiaries and to the officers of the Company and the subsidiaries as it has deemed necessary or appropriate to conduct its due diligence investigation.

                  d. Reliance on Exemptions. Buyer understands that the Securities are being offered and sold to it in reliance on specific provisions of Federal and state securities laws and that the Company is relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgments and understandings of Buyer set forth herein for purposes of qualifying for exemptions from registration under the 1933 Act and applicable state securities laws. Buyer understands that no United States federal or state agency or any government or governmental agency has passed upon or made any recommendation or endorsement of the Securities.

                  e. Accredited Investor Status. Buyer is an "accredited investor" (as defined in Rule 501 of Regulation D), and Buyer has such experience in business and financial matters that it is capable of evaluating the merits and risks of an investment in the Securities. Buyer is not required to be registered as a broker-dealer under Section 15 of the Securities Exchange Act of 1934, as amended, and Buyer is not a broker-dealer. Buyer acknowledges that an investment in the Securities is speculative and involves a high degree of risk.

                  f. Transfer or Resale. The offer and sale of the Securities is intended to be exempt from registration under the Securities Act, by virtue of Section 4(2) thereof. Buyer understands that the Securities purchased hereunder have not been, and may never be, registered under the 1933 Act and that none of the Securities can be sold or transferred unless they are first registered under the Securities Act and such state and other securities laws as may be applicable or the Company receives an opinion of counsel reasonably acceptable to the Company that an exemption from registration under the 1933 Act is available (and then the Securities may be sold or transferred only in compliance with such exemption and all applicable state and other securities laws). Buyer acknowledges that such person is familiar with Rule 144 of the rules and regulations of the SEC as amended, promulgated pursuant to the 1933 Act ("Rule 144"), and that Buyer has been advised that Rule 144 permits resales only under certain circumstances. Buyer understands that to the extent that Rule 144 is not available, Buyer will be unable to sell any Securities without either registration under the 1933 Act or the existence of another exemption from such registration requirement.

                  g. No Broker. Buyer has not employed any broker or finder or incurred any liability for any brokerage or investment banking fees, commissions, finders' structuring fees, financial advisory fees or other similar fees in connection with any of the transactions contemplated by this Agreement.

                  h. No General Solicitation. Buyer acknowledges that the Securities were not offered to Buyer by means of any form of general or public solicitation or general advertising, or publicly disseminated advertisements or sales literature, including (i) any advertisement, article, notice or other communication published in any newspaper, magazine, or similar media, or

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broadcast over television or radio, or (ii) any seminar or meeting to which
Buyer was invited by any of the foregoing means of communications. Buyer, in making the decision to purchase the Securities, has relied upon independent investigation made by it and the representations, warranties and agreements set forth in this Agreement and the other transaction documents and has not relied on any information or representations made by third parties.

                  i. Legends. Buyer understands that the certificates or other instruments representing the Notes, the Warrants and, until such time (if ever) as the sale of the Warrant Shares has been registered under the 1933 Act, the certificates representing the Warrant Shares, except as set forth below, shall bear a restrictive legend in the following form (the "1933 Act Legend") (and a stop-transfer order may be placed against transfer of such certificates):

         THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS OR (B) AN OPINION OF COUNSEL, IN A GENERALLY ACCEPTABLE FORM, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR APPLICABLE STATE SECURITIES LAWS OR (II) UNLESS SOLD PURSUANT TO RULE 144 UNDER SAID ACT. NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES.

Upon the written request to the Company of a holder of a certificate or other instrument representing Notes, Warrants or Warrant Shares, the 1933 Act Legend shall be removed, and the Company shall issue a certificate without the 1933 Act Legend to the holder of the Securities upon which it is stamped, if (i) such Securities are registered for resale under the 1933 Act, (ii) in connection with a sale transaction, such holder provides the Company with an opinion of counsel, in a generally acceptable form, to the effect that a public sale, assignment or transfer of the Securities may be made without registration under the 1933 Act,
(iii) such holder provides the Company with reasonable assurances that the Securities can be sold pursuant to Rule 144(k) promulgated under the 1933 Act (or a successor rule thereto), or (iv) such holder provides the Company reasonable assurances that the Securities have been or are being sold pursuant to Rule 144.

         3.       REPRESENTATIONS AND WARRANTIES OF THE COMPANY.
                  ---------------------------------------------

         The Company represents and warrants as of the date hereof and as of the Closing Date to Buyer, that:

                  a.       Organization and Qualification.
                           ------------------------------

                           (i)      All of the direct and indirect subsidiaries
of the Company are set forth on Schedule 3(a). The Company owns, directly or indirectly, all of the capital stock or other equity interests of each

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Subsidiary free and clear of any Liens, and all the issued and outstanding shares of capital stock of each Subsidiary are validly issued and are fully paid, non-assessable and free of preemptive and similar rights to subscribe for or purchase securities.

                           (ii)     The Company has been duly incorporated and
is validly existing and in good standing under the laws of the state of Delaware, with full corporate power and authority to own, lease and operate its properties and to conduct its business as currently conducted, and is duly registered and qualified to conduct its business and is in good standing in each jurisdiction or place where the nature of its properties or the conduct of its business requires such registration or qualification, except where the failure to register or qualify would not have a Material Adverse Effect.

                           (iii)    For purposes of this Agreement, "Material
Adverse Effect" shall mean any effect on the business, results of operations, prospects, assets or financial condition of the Company that is material and adverse to the Company and its subsidiaries and affiliates, taken as a whole and/or any condition, circumstance, or situation that would prohibit or otherwise materially interfere with the ability of the Company from entering into and performing any of its obligations under this Agreement in any material respect. "Lien" means, with respect to any asset, any mortgage, lien, pledge, hypothecation, charge, security interest, encumbrance or adverse claim of any kind and any restrictive covenant, condition, restriction or exception of any kind that has the practical effect of creating a mortgage, lien, pledge, hypothecation, charge, security interest, encumbrance or adverse claim of any kind (including any of the foregoing created by, arising under or evidenced by any conditional sale or other title retention agreement, the interest of a lessor with respect to a Capital Lease Obligation, or any financing lease having substantially the same economic effect as any of the foregoing); "Subsidiary" means any entity in which a Person, directly or indirectly, owns capital stock or holds an equity or similar interest at the time of this Agreement or at any time hereafter); "Capital Lease Obligation" means, as to any Person, any obligation that is required to be classified and accounted for as a capital lease on a balance sheet of such Person prepared in accordance with GAAP, and the amount of such obligation shall be the capitalized amount thereof, determined in accordance with GAAP; "GAAP" means U.S. generally accepted accounting principles.

                  b. Authorization; Enforcement; Validity. The Company has the requisite corporate power and authority to enter into and perform its obligations under each of this Agreement, the Warrants, the Notes and the Security Agreement (collectively, the "Transaction Documents"), and to issue the Securities in accordance with the terms hereof and thereof. The execution and delivery of the Transaction Documents by the Company and the consummation by the Company of the transactions contemplated herein and therein, including the issuance of the Notes and the Warrants, and the reservation for issuance and the issuance of the Warrant Shares issuable upon exercise of the Warrants, have been duly authorized by the board of directors, members, managers and stockholders or other equityholders, as applicable, of the Company and no further consent or authorization is required by the Company. This Agreement and the other Transaction Documents dated of even date herewith have been duly executed and delivered by the Company and constitute the valid and binding obligations of the Company, enforceable against the Company in accordance with their respective terms, except as may be limited by bankruptcy, insolvency, fraudulent conveyance or similar laws affecting creditors' rights generally and general principles of equity.

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                  c.       Issuance of Warrant Shares. The Warrant Shares are
duly authorized and, upon issuance in accordance with the terms hereof or upon exercise of the Warrants, as applicable, will be validly issued, fully paid and nonassessable and free from taxes and Liens with respect to the issuance thereof, with the holders being entitled to all rights accorded to a holder of Common Stock. The Notes and the Warrants are duly authorized and, upon issuance in accordance with the terms hereof, will be (i) free from all taxes and Liens with respect to the issuance thereof and (ii) entitled to the rights set forth therein.

                  d. No Conflicts. Except as set forth on Schedule 3(e), the execution and delivery of this Agreement and the other Transaction Documents by the Company, the performance by the Company of its obligations hereunder and thereunder and the consummation by the Company of the transactions contemplated hereby and thereby will not (i) conflict with or result in a breach of or a default under any of the terms or provisions of, (A) the Company's certificate of incorporation or by-laws, or (B) of any material provision of any indenture, mortgage, deed of trust or other material agreement or instrument to which the Company is a party or by which it or any of its material properties or assets is bound, (ii) result in a violation of any provision of any law, statute, rule, regulation, or any existing applicable decree, judgment or order by any court, Federal or state regulatory body, administrative agency, or other governmental body having jurisdiction over the Company, or any of its material properties or assets or (iii) result in the creation or imposition of any material lien, charge or encumbrance upon any material property or assets of the Company or any of its subsidiaries pursuant to the terms of any agreement or instrument to which any of them is a party or by which any of them may be bound or to which any of their property or any of them is subject except in the case of clauses
(i)(B), (ii) or (iii) for any such conflicts, breaches, or defaults or any liens, charges, or encumbrances which would not have a Material Adverse Effect.

                  e. Exemptions. The delivery and issuance of the Securities in accordance with the terms of and in reliance on the accuracy of Buyer's representations and warranties set forth in this Agreement will be exempt from the registration requirements of the Securities Act.

                  f. No Consent. No consent, approval or authorization of or designation, declaration or filing with any governmental authority on the part of the Company is required in connection with the valid execution and delivery of this Agreement or the other Transaction Documents or the offer, sale or issuance of the Securities or the consummation of any other transaction contemplated by this Agreement and by the other Transaction Documents (other than the filing described in Section 4(b) and the filing of instruments to perfect security interests or any filings with the SEC or pursuant to any state or "blue sky" securities laws subsequent to the Closing).

                  g.       Absence of Litigation. Except as set forth on
Schedule 3(h), there is no action, suit, claim, investigation or proceeding pending or, to the knowledge of the Company, threatened against the Company which questions the validity of this Agreement or the other Transaction Documents or the transactions contemplated hereby or thereby or any action taken or to be taken pursuant thereto. There is no action, suit, claim, investigation or proceeding pending or, to the knowledge of the Company, threatened, against or involving the Company or any Subsidiary, or any of their respective properties or assets which, if adversely determined, is reasonably likely to result in a Material Adverse Effect.

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                  h.       No General Solicitation. The Company has complied and
will comply with all applicable federal and state securities laws in connection with the offer, issuance and delivery of the Securities hereunder. Neither the Company nor anyone acting on its behalf, directly or indirectly, has or will sell, offer to sell or solicit offers to buy any of the Securities, or similar securities to, or solicit offers with respect thereto from, or enter into any preliminary conversations or negotiations relating thereto with, any person, or has taken or will take any action so as to bring the issuance and sale of any of the Securities under the registration provisions of the 1933 Act and applicable state securities laws. Neither the Company nor any of its affiliates, nor any person acting on its or their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D under the Securities Act) in connection with the offer or sale of any of the Notes.

                  i. No Broker. The Company has not employed any broker or finder or incurred any liability for any brokerage or investment banking fees, commissions, finders' structuring fees, financial advisory fees or other similar fees in connection with any of the transactions contemplated by this Agreement or the other Transaction Document.

         4.       COVENANTS.
                  ---------

                  a. Additional issuance of warrants. The Company hereby agrees to issue warrants to Buyer to purchase an additional five million (5,000,000) shares of the Common Stock on identical terms with the Warrants unless, by the first anniversary of the Closing Date: (A) the Common Stock has been listed and traded on a nationally recognized Trading Market, and (B) the daily trading volume of Common Stock with a closing bid price of not less than $1.50 is more than $50,000 for 20 consecutive days. For purpose of this agreement, "Trading Market" means the following markets or exchanges on which the Common Stock is listed or quoted for trading on the date in question: the Nasdaq Capital Market, the American Stock Exchange, the New York Stock Exchange, the Nasdaq National Market or the OTC Bulletin Board.

                  b. Security Covenants. From the date of this Agreement until the first date following the Closing on which no Notes are outstanding and the Security Agreement has terminated (the "Reporting Period"), the Company shall, at its own respective cost and expense, cause to be promptly and duly taken, executed, acknowledged and delivered all such further acts, documents and assurances as may from time to time be necessary or as Buyer may from time to time request in order to carry out the intent and purposes of this Agreement and the Security Agreement and the transactions contemplated hereby and thereby, including all such actions to establish, create, preserve, protect and perfect a first priority Lien (subject only to Permitted Liens) in favor of Buyer on the Collateral (as defined in the Security Agreement, and including Collateral acquired after the date hereof), including on any and all assets of the Company, whether now owned or hereafter acquired, subject to certain exclusions set forth in the Security Agreement. As used in this Agreement, "Permitted Liens" means
(I) Liens created by the Security Agreement; (II) Liens for taxes or other governmental charges not at the time due and payable, or (if foreclosure, distraint sale or other similar proceeding shall not have been initiated) which are being contested in good faith by appropriate proceedings diligently prosecuted, so long as foreclosure, distraint, sale or other similar proceedings have not been initiated, and in each case for which the Company maintains adequate reserves in accordance with GAAP in respect of such taxes and charges;

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(III) Liens arising in the ordinary course of business in favor of carriers, warehousemen, mechanics and materialmen, or other similar Liens imposed by law, which remain payable without penalty or which are being contested in good faith by appropriate proceedings diligently prosecuted, which proceedings have the effect of preventing the forfeiture or sale of the property subject thereto, and in each case for which adequate reserves in accordance with GAAP are being maintained; (IV) Liens arising in the ordinary course of business in connection with worker's compensation, unemployment compensation and other types of social security; (V) attachments, appeal bonds (and cash collateral securing such bonds), judgments and other similar Liens, for sums not exceeding $100,000 in the aggregate for the Company arising in connection with court proceedings, provided that the execution or other enforcement of such Liens is effectively stayed; (VI) easements, rights of way, restrictions, minor defects or irregularities in title and other similar Liens arising in the ordinary course of business and not materially detracting from the value of the property subject thereto and not interfering in any material respect with the ordinary conduct of the business of the Company; and (VII) Liens arising solely by virtue of any statutory or common law provision relating to banker's liens, rights of set-off or similar rights and remedies and burdening only deposit accounts or other funds maintained with a creditor depository institution, provided that no such deposit account is a dedicated cash collateral account or is subject to restrictions against access by the depositor in excess of those set forth by regulations promulgated by the Board of Governors of the U.S. Federal Reserve System and that no such deposit account is intended by the Company to provide collateral to the depository institution;

         5.       CONDITIONS TO THE CLOSING
                  -------------------------

                  a. Conditions to the Obligations of the Company to Close. The obligation of the Company to issue and sell the Notes and the Warrants to Buyer at the Closing is subject to the satisfaction, at or before the Closing Date, of each of the following conditions, provided that these conditions are for the Company's sole benefit and may be waived by the Company at any time in its sole discretion by providing Buyer with prior written notice thereof:

                           (i)      Buyer shall have executed and delivered to
the Company this Agreement and the Security Agreement.

                           (ii)     Buyer shall have delivered to the Company
the Purchase Price, by wire transfer of immediately available funds pursuant to the wire instructions provided by the Company.

                           (iii)    The representations and warranties of Buyer
herein shall be true and correct as of the date when made and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a specific date, which shall be true and correct as of such date), and Buyer shall have performed, satisfied and complied with the covenants, agreements and conditions required by the Transaction Documents to be performed, satisfied or complied with by Buyer at or prior to the Closing Date.

                  b. Conditions to Buyer's Obligation To Close. The obligation of Buyer to purchase the Notes at the Closing is subject to the satisfaction, at or before the Closing Date, of each of the following conditions, provided that these conditions are for Buyer's sole benefit and may

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be waived only by Buyer at any time in its sole discretion by providing the
Company with prior written notice thereof:

                           (i)      The Company shall have duly executed and
delivered to Buyer this Agreement and the Security Agreement at or prior to the Closing.

                           (ii)     The Company shall have executed and
delivered to Buyer the Note Certificates.

                           (iii)    FSI shall have executed and delivered to
Buyer the Guaranty Agreement.

                           (iv)     The Company shall have delivered to Buyer a
secretary's certificate, dated as of the Closing Date, certifying as to (A) a certified copy of the resolutions of the board of directors of the Company authorizing the transactions contemplated by this Agreement and the other Transaction Documents, (B) the Certificate of Incorporation, certified as of a date within ten (10) days of the Closing Date, by the Secretary of State of Delaware, and (C) the Bylaws.

                           (v)      Each of the representations and warranties
of the Company shall be true and correct in all respects as of the date when made and as of the Closing Date as though made at that time, except for representations and warranties that speak as of a particular date, which shall be true and correct in all respects as of such date.

                           (vi)     No statute, regulation, executive order,
decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction which prohibits the consummation of any of the transactions contemplated by this Agreement or the other Transaction Documents at or prior to the Closing Date.

                           (vii)    As of the Closing Date, no action, suit or
proceeding before or by any court or governmental agency or body, domestic or foreign, shall be pending against or affecting the Company, or any of its properties, which questions the validity of the Agreement or the transactions contemplated thereby or any action taken or to be taken pursuant thereto. As of the Closing Date, no action, suit, claim or proceeding before or by any court or governmental agency or body, domestic or foreign, shall be pending against or affecting the Company, or any of its properties, which, if adversely determined, is reasonably likely to result in a Material Adverse Effect.

                           (viii)   At the Closing, Buyer shall have received
the opinion of counsel to the Company, dated as of the Closing Date, in the form of Exhibit D hereto.

                           (ix)     The Company shall have given, executed,
delivered, filed and/or recorded all financing statements, notices, instruments, documents, agreements and other papers that may be necessary or desirable (in the reasonable judgment of Buyer) to create, preserve, perfect or validate the security interest in all of the assets of the Company granted to Buyer pursuant to the Security Agreement and to enable Buyer to exercise and enforce its rights with respect to such security interest.

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                           (x)      No Material Adverse Effect shall have
occurred at or before the Closing Date.

         6. INDEMNIFICATION. Each party hereto hereby agrees to indemnify and hold harmless the other party hereto and such party's officers, directors, shareholders, employees, agents and attorneys against any and all losses, claims, damages, liabilities and reasonable expenses (collectively "Claims") incurred by each such person in connection with defending or investigating any such Claims, whether or not resulting in any liability to such person, to which any such indemnified party may become subject, insofar as such Claims arise out of or are based upon any breach of any representation or warranty or agreement made by the indemnifying party in this Agreement.

         7.       MISCELLANEOUS.
                  -------------

                  a. Fees and Expenses. Each party shall pay the fees and expenses of its advisors, counsel, accountants and other experts, if any, and all other expenses, incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement, provided, however, that the Company shall pay all reasonable attorneys' fees and expenses (exclusive of disbursements and out-of-pocket expenses) incurred by Buyer in connection with the preparation, negotiation, execution and delivery of this Agreement and the other Transaction Documents.

                  b. Price Adjustment of [Series C Convertible Preferred Stock]. The conversion price of the [Series C Convertible Preferred Stock\ of the Company held by Buyer shall be reduced to $0.50 from $0.75.

                  c. Governing Law; Consent to Jurisdiction. This Agreement shall be governed by and interpreted in accordance with the laws of the State of New York without giving effect to the rules governing the conflicts of laws. Each of the parties consents to the exclusive jurisdiction of the Federal courts whose districts encompass any part of the County of New York located in the City of New York in connection with any dispute arising under this Agreement and hereby waives, to the maximum extent permitted by law, any objection, including any objection based on forum non conveniens, to the bringing of any such proceeding in such jurisdictions. Each party waives its right to a trial by jury. Each party to this Agreement irrevocably consents to the service of process in any such proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to such party at its address set forth herein. Nothing herein shall affect the right of any party to serve process in any other manner permitted by law.

                  d. Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.

                  e. Headings. The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement.

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                  f.       Severability. If any provision of this Agreement
shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of any provision of this Agreement in any other jurisdiction.

                  g. Entire Agreement; Amendments; Waiver. This Agreement supersedes all other prior oral or written agreements between Buyer and the Company and Persons acting on their behalf with respect to the matters discussed herein, and this Agreement and the instruments referenced herein contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Company nor Buyer makes any representation, warranty, covenant or undertaking with respect to such matters. No provision of this Agreement may be amended, modified or supplemented other than by an instrument in writing signed by the Company and Buyer. Any such amendment shall bind all holders of the Notes and the Warrants. No such amendment shall be effective to the extent that it applies to less than all of the holders of the Notes and the Warrants then outstanding. Any provision of this Agreement or any of the other Transaction Documents, or any breach thereof, may be waived; provided, that, any such waiver will be binding on a Person only if such waiver is set forth in a writing executed by such Person. The waiver by any party hereto of any provision of this Agreement or any of the Other Transaction Documents, or any breach thereof, shall not operate or be construed as a waiver of any other provision of this Agreement or of the other Transaction Documents or any other (or subsequent) breach of the same or any other provision of this Agreement or any of the other Transaction Documents.

                  h. Notices. Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered: (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by facsimile (provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending party); or (iii) one (1) Business Day after deposit with a nationally recognized overnight delivery service, in each case properly addressed to the party to receive the same. The addresses and facsimile numbers for such communications shall be:

         If to the Company:

                  (a)      if to the Company:

                           FreeHand Systems International, Inc.
                           95 First Street, Suite 200
                           Los Altos, California 94022
                           Attention: Kim Lorz, President and CEO
                           Tel. No.: (650) 941-0742 Fax No.: (650) 941-0207

                           with a copy to:

                           Baker & McKenzie LLP
                           1114 Avenue of the Americas
                           New York, New York  10036
                           Attention: Martin Eric Weisberg, Esq.
                           Tel. No: (212) 891-3786
                           Fax No.: (212) 310-1786

                  (b)      if to the Holder:

                           Vision Opportunity Master Fund, Ltd.
                           20 W 55th St., 5th floor
                           New York, NY 10019
                           Tel. No.: (212) 849-8226
                           Fax No.: (212) 867-1416
                           Attention:  Antti Uusiheimala

                           with a copy to:

                           Kramer Levin Naftalis & Frankel LLP
                           1177 Avenue of the Americas
                           New York, New York 10036
                           Attention: Christopher S. Auguste
                           Tel No.: (212) 715-9100
                           Fax No.: (212) 715-8000

Written confirmation of receipt (A) given by the recipient of such notice, consent, waiver or other communication, (B) mechanically or electronically generated by the sender's facsimile machine containing the time, date, recipient facsimile number and an image of the first page of such transmission or (C) provided by a nationally recognized overnight delivery service shall be rebuttable evidence of personal service, receipt by facsimile or deposit with a nationally recognized overnight delivery service in accordance with clause (A),
(B) or (C) above, respectively.

                  i. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns, including any purchasers of the Securities. The Company shall not assign this Agreement or any rights or obligations hereunder without the prior written consent of the holders of at least two-thirds (2/3) of the aggregate principal of the Notes then outstanding. Buyer may assign some or all of its rights hereunder; provided, however, that any such assignment shall not release Buyer from its obligations hereunder unless such obligations are assumed by such assignee (as evidenced in writing) and the Company has provided written consent to such assignment and assumption, which consent shall not be unreasonably withheld. Notwithstanding anything to the contrary contained in the Transaction Documents, Buyer shall be entitled to pledge the Securities in connection with a bona fide margin account or other loan or financing arrangement secured by the Securities.

                  j. No Third Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns and, to the extent provided in Section 6 hereof, each

Buyer Party, and is not for the benefit of any other Person. No provision hereof may be enforced by any Person other than Buyer or the Company.

                  k. Survival. The representations and warranties of the Company and Buyer contained in Sections 2 and 3, the agreements and covenants set forth in Sections 4 and 7, and the indemnification provisions set forth in
Section 6, shall survive the Closings.

                  l. Termination: this Agreement may be terminated prior to Closing:

                           (i)      by mutual written agreement of Buyer and the
Company; and

                           (ii)     by the Company or Buyer upon written notice
to the other parties hereto, if the Closing shall not have taken place by 6:30 p.m. Eastern time on September 1, 2007; provided, that the right to terminate this Agreement under this Section shall not be available to any Person whose failure to comply with its obligations under this Agreement has been the cause of or resulted in the failure of the Closing to occur on or before such time.

                  Upon a termination in accordance with this Section, the Company and Buyer shall not have any further obligation or liability (including as arising from such termination) to the other except pursuant to Section 6.

                  m. No Strict Construction. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

                  n. Remedies. Buyer and each holder of the Securities shall have all rights and remedies set forth in the Transaction Documents and all rights and remedies that Buyer and holders have been granted at any time under any other agreement or contract and all of the rights that Buyer and holders have under any law. Any Person having any rights under any provision of this Agreement shall be entitled to enforce such rights specifically (without posting a bond or other security or proving actual damages), to recover damages by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law.

                  o. Interpretative Matters. Unless the context otherwise requires, (a) all references to Sections, Schedules or Exhibits are to Sections, Schedules or Exhibits contained in or attached to this Agreement, (b) each accounting term not otherwise defined in this Agreement has the meaning assigned to it in accordance with GAAP, (c) words in the singular or plural include the singular and plural and pronouns stated in either the masculine, the feminine or neuter gender shall include the masculine, feminine and neuter, (d) any representations or warranties in Section 3 that are qualified by a Person's "knowledge" are limited by knowledge with respect to that Person only but are not so limited with respect to the other Persons making the representation or warranty, and (e) the use of the word "including" in this Agreement shall be by way of example rather than limitation.


                                   * * * * * *

         IN WITNESS WHEREOF, Buyer and the Company have caused this Securities Purchase Agreement to be duly executed as of the date first written above.


THE COMPANY:

FREEHAND SYSTEMS INTERNATIONAL, INC.


By: /s/ Kim Lorz
    -----------------------------
Name:  Kim Lorz
Title: President and CEO


BUYER:

VISION OPPORTUNITY MASTER FUND, LTD.


By:_____________________________________
Name:
Title:















              [Signature page to the Securities Purchase Agreement]